                                                                  EXHIBIT 10.3.2

                           AMENDMENT No. 1 OF LEASE
                           ------------------------

     This Amendment No. 1 of Lease (this "Amendment") dated as of June 12, 1997 between Theodore Pasquarello, not individually but as Trustee of the E.B. Realty Trust under Declaration of Trust dated January 28, 1988 ("Landlord") and New England Business Service, Inc. ("Tenant").

     WHEREAS, Landlord and Tenant are parties to a certain Lease dated as of March 31, 1997 for the land and the building located at 33 Union Avenue, Sudbury, Massachusetts (the "Lease").

     WHEREAS, Landlord and Tenant desire to amend the Lease as hereinafter set forth. Capitalized terms not defined herein shall have the same meanings ascribed to them in the Lease.

     NOW THEREFORE, for good and valuable consideration, Landlord and Tenant hereby agree to amend the Lease as follows:

     A. Effective as of March 31, 1997 the second sentence of (S)17.4 of the Lease which stated that "[t]he parties acknowledge that Tenant has a right to terminate this Lease in the event of a default by Landlord or Theodore Pasquarello under the provisions of (S)2 of that certain Letter of Credit Agreement of even date herewith between Landlord, Tenant, Theodore Pasquarello and the Paris Trust Landlord" is hereby deleted and the following sentence substituted therefore:

          The parties acknowledge that certain of Landlord's obligations under this Article XVII are secured by a limited Guaranty of Theodore Pasquarello dated as of March 31, 1997.

     B. The terms and provisions of the Lease are hereby ratified and confirmed.

     C. This Amendment shall be binding upon the parties and upon their successors and assigns.

     IN WITNESS WHEREOF, this Amendment No. 1 of Lease has been executed by Landlord and Tenant as a sealed instrument as of the date first written above.

                                   LANDLORD:


                                   By:__________________________________
                                    Theodore Pasquarello, not indivdually
                                    but as Trustee of E.B. Realty Trust


                                   TENANT:

                                   NEW ENGLAND BUSINESS SERVICE,
                                   INC.

                                   By:__________________________________
                                   Name:________________________________
                                   Title:_______________________________